INVESCO LIMITED MATURITY TREASURY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          2

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                       $    74
        2  Dividends for a second class of open-end company shares (000's Omitted)
           Class A2                                                                                      $   120
           Class Y                                                                                       $    37
           Institutional Class                                                                           $    84

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                                                        0.0097
        2  Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A2                                                                                       0.0159
           Class Y                                                                                        0.0296
           Institutional Class                                                                            0.0326

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                         5,800
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                                                                                        6,565
           Class Y                                                                                         1,439
           Institutional Class                                                                               722

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                       $ 10.47
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                                                                                      $ 10.47
           Class Y                                                                                       $ 10.47
           Institutional Class                                                                           $ 10.48

INVESCO U.S. GOVERNMENT FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          4

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                     $ 9,509
        2  Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                     $ 1,354
           Class C                                                                                     $ 1,441
           Class R                                                                                     $   425
           Class Y                                                                                     $   171
           Investor Class                                                                              $ 3,075
           Institutional Class                                                                         $   480

73A.       Payments per share outstanding during the entire current period:(form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                                                      0.2710
        2  Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                      0.2038
           Class C                                                                                      0.2029
           Class R                                                                                      0.2486
           Class Y                                                                                      0.2936
           Investor Class                                                                               0.2710
           Institutional Class                                                                          0.3132

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                      32,685
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                       5,098
           Class C                                                                                       5,988
           Class R                                                                                       1,906
           Class Y                                                                                       1,050
           Investor Class                                                                               11,526
           Institutional Class                                                                             724

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                     $  8.91
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                     $  8.94
           Class C                                                                                     $  8.90
           Class R                                                                                     $  8.92
           Class Y                                                                                     $  8.92
           Investor Class                                                                              $  8.92
           Institutional Class                                                                         $  8.91

INVESCO INCOME FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          5

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                   $  9,955
        2  Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                   $    862
           Class C                                                                                   $    798
           Class R                                                                                   $    200
           Class Y                                                                                   $    135
           Investor Class                                                                            $  2,818
           Institutional Class                                                                       $    641

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                                                     0.2399
        2  Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                     0.2027
           Class C                                                                                     0.2019
           Class R                                                                                     0.2270
           Class Y                                                                                     0.2525
           Investor Class                                                                              0.2412
           Institutional Class                                                                         0.2657

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                     39,194
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      3,658
           Class C                                                                                      3,494
           Class R                                                                                        926
           Class Y                                                                                        575
           Investor Class                                                                              11,147
           Institutional Class                                                                          2,486

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                   $   5.06
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                   $   5.06
           Class C                                                                                   $   5.05
           Class R                                                                                   $   5.05
           Class Y                                                                                   $   5.06
           Investor Class                                                                            $   5.07
           Institutional Class                                                                       $   5.06

INVESCO MONEY MARKET FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          6

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Invesco Cash Reserve Shares                                                                 $     212
        2  Dividends for a second class of open-end company shares (000's Omitted)
           Class A5                                                                                    $     105
           Class B                                                                                     $      27
           Class B5                                                                                    $      16
           Class C                                                                                     $      28
           Class C5                                                                                    $       9
           Class R                                                                                     $      15
           Class Y                                                                                     $       5
           Investor Class                                                                              $      72

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Invesco Cash Reserve Shares
        2  Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class A5                                                                                       0.0003
           Class B                                                                                        0.0003
           Class B5                                                                                       0.0003
           Class C                                                                                        0.0003
           Class C5                                                                                       0.0003
           Class R                                                                                        0.0003
           Class Y                                                                                        0.0003
           Investor Class                                                                                 0.0003

74U.    1  Number of shares outstanding (000's Omitted)
           Invesco Cash Reserve Shares                                                                   656,742
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A5                                                                                      292,143
           Class B                                                                                        73,558
           Class B5                                                                                       42,813
           Class C                                                                                        82,598
           Class C5                                                                                       24,809
           Class R                                                                                        47,232
           Class Y                                                                                        14,412
           Investor Class                                                                                205,049

74V.    1  Net asset value per share (to nearest cent)
           Invesco Cash Reserve Shares                                                                 $    1.00
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A5                                                                                    $    1.00
           Class B                                                                                     $    1.00
           Class B5                                                                                    $    1.00
           Class C                                                                                     $    1.00
           Class C5                                                                                    $    1.00
           Class R                                                                                     $    1.00
           Class Y                                                                                     $    1.00
           Investor Class                                                                              $    1.00

INVESCO MUNICIPAL BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          7

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                     $  15,203
        2  Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                     $     431
           Class C                                                                                     $   1,808
           Class Y                                                                                     $   1,038
           Investor Class                                                                              $   5,988

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                                                        0.3575
        2  Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                        0.2984
           Class C                                                                                        0.2978
           Class Y                                                                                        0.3778
           Investor Class                                                                                 0.3639

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                        34,187
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                         1,088
           Class C                                                                                         5,555
           Class Y                                                                                         3,404
           Investor Class                                                                                 16,107

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                     $    7.67
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                     $    7.68
           Class C                                                                                     $    7.66
           Class Y                                                                                     $    7.67
           Investor Class                                                                              $    7.67

INVESCO HIGH YIELD FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          8

72DD.   1  Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                        $  37,619
        2  Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                        $   2,636
           Class C                                                                                        $   4,488
           Class Y                                                                                        $   1,452
           Investor Class                                                                                 $   9,493
           Institutional Class                                                                            $   9,631

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                                                                           0.3112
        2  Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                           0.2811
           Class C                                                                                           0.2799
           Class Y                                                                                           0.3198
           Investor Class                                                                                    0.3115
           Institutional Class                                                                               0.3261

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                          123,046
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                            8,628
           Class C                                                                                           17,415
           Class Y                                                                                            8,120
           Investor Class                                                                                    30,962
           Institutional Class                                                                               19,062

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                        $    4.33
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                        $    4.34
           Class C                                                                                        $    4.32
           Class Y                                                                                        $    4.34
           Investor Class                                                                                 $    4.33
           Institutional Class                                                                            $    4.32

INVESCO CORE BOND FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/28/2011
FILE NUMBER :          811-05686
SERIES NO.:            9

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $ 4,302
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   693
            Class C                                                                                    $   800
            Class R                                                                                    $    80
            Class Y                                                                                    $    39
            Institutional Class                                                                        $ 8,339

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.3668
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.2997
            Class C                                                                                     0.2997
            Class R                                                                                     0.3444
            Class Y                                                                                     0.3894
            Institutional Class                                                                         0.3928

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     13,738
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                      2,105
            Class C                                                                                      2,339
            Class R                                                                                        239
            Class Y                                                                                         88
            Institutional Class                                                                         20,416

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $  9.00
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $  9.01
            Class C                                                                                    $  9.00
            Class R                                                                                    $  9.00
            Class Y                                                                                    $  9.01
            Institutional Class                                                                        $  9.01

INVESCO SHORT TERM BOND FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/28/2011
FILE NUMBER :          811-05686
SERIES NO.:            10

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $ 2,316
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class C                                                                                    $ 3,856
            Class R                                                                                    $    56
            Class Y                                                                                    $   320
            Institutional Class                                                                        $ 1,108

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.3668
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class C                                                                                     0.2997
            Class R                                                                                     0.3444
            Class Y                                                                                     0.3894
            Institutional Class                                                                         0.3928

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     12,976
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class C                                                                                     28,338
            Class R                                                                                        297
            Class Y                                                                                      1,485
            Institutional Class                                                                          2,004

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $  8.72
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class C                                                                                    $  8.71
            Class R                                                                                    $  8.73
            Class Y                                                                                    $  8.72
            Institutional Class                                                                        $  8.72

INVESCO REAL ESTATE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     2/28/2011
FILE NUMBER :          811-05686
SERIES NO.:            11

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $15,738
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   456
            Class C                                                                                    $   992
            Class R                                                                                    $ 1,476
            Class Y                                                                                    $   864
            Investor Class                                                                             $   874
            Institutional Class                                                                        $ 6,598

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.3431
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.1990
            Class C                                                                                     0.1985
            Class R                                                                                     0.2949
            Class Y                                                                                     0.3915
            Investor Class                                                                              0.3426
            Institutional Class                                                                         0.4300

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     48,179
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                      1,827
            Class C                                                                                      5,485
            Class R                                                                                      5,987
            Class Y                                                                                      3,195
            Investor Class                                                                               2,710
            Institutional Class                                                                         16,866

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 23.03
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 23.11
            Class C                                                                                    $ 23.04
            Class R                                                                                    $ 23.04
            Class Y                                                                                    $ 23.04
            Investor Class                                                                             $ 23.01
            Institutional Class                                                                        $ 23.04

INVESCO GLOBAL REAL ESTATE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          12

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $11,395
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   542
            Class C                                                                                    $ 1,537
            Class R                                                                                    $   487
            Class Y                                                                                    $ 7,190
            Institutional Class                                                                        $12,926

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.4496
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.3774
            Class C                                                                                     0.3775
            Class R                                                                                     0.4255
            Class Y                                                                                     0.4740
            Institutional Class                                                                         0.4972

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     27,284
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                      1,392
            Class C                                                                                      4,151
            Class R                                                                                      1,161
            Class Y                                                                                     16,872
            Institutional Class                                                                         31,331

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 10.83
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 10.81
            Class C                                                                                    $ 10.81
            Class R                                                                                    $ 10.83
            Class Y                                                                                    $ 10.85
            Institutional Class                                                                        $ 10.83

INVESCO DYNAMICS FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          13

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                      6,066
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        683
           Class C                                                                                        861
           Class R                                                                                        131
           Class Y                                                                                        530
           Investor Class                                                                              33,766
           Institutional Class                                                                          3,401

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $ 23.76
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 22.22
           Class C                                                                                    $ 21.79
           Class R                                                                                    $ 23.43
           Class Y                                                                                    $ 23.90
           Investor Class                                                                             $ 23.76
           Institutional Class                                                                        $ 24.85

INVESCO HIGH YIELD SECURITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          15

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $ 1,629
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   399
            Class C                                                                                    $   249
            Class Y                                                                                    $ 1,207

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.4700
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.4219
            Class C                                                                                     0.4152
            Class Y                                                                                     0.4896

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                      3,518
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                        775
            Class C                                                                                        576
            Class Y                                                                                      2,347

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 17.52
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 17.31
            Class C                                                                                    $ 17.39
            Class Y                                                                                    $ 17.46

INVESCO VAN KAMPEN CORPORATE BOND FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/28/2011
FILE NUMBER :        811-05686
SERIES NO.:          17

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $13,555
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $ 1,540
            Class C                                                                                    $   952
            Class Y                                                                                    $    81
            Institutional Class                                                                        $   774

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.1595
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.1475
            Class C                                                                                     0.1442
            Class Y                                                                                     0.1683
            Institutional Class                                                                         0.1717

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     81,118
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                      9,600
            Class C                                                                                      6,080
            Class Y                                                                                        611
            Institutional Class                                                                              2

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $  6.78
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $  6.77
            Class C                                                                                    $  6.77
            Class Y                                                                                    $  6.79
            Institutional Class                                                                        $  6.78